Staff costs	12 Months Ended
Dec. 31, 2023
Staff costs
Staff costs

18. Staff costs

	2023	2022	2021
Wages and salaries	3,241,641	3,341,014	3,268,209
Social charges and insurances	378,454	397,428	407,944
Value of share-based services (note 14)	1,520,917	3,034,740	946,632
Retirement benefit (note 20)	235,847	279,920	114,353
Total staff costs	5,376,859	7,053,102	4,737,138

Total staff costs decreased by CHF 1.7 million for the year ended December 31, 2023 compared to the year ended December 31, 2022, primarily due to lower share-based service costs in 2023 (see note 14).

Total staff costs increased by CHF 2.3 million for the year ended December 31, 2022, compared to the year ended December 31, 2021, primarily due to higher share-based service costs which include CHF 1.8 million for the increase in fair value of equity incentive units due to the reduction of their strike price (see note 14).